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                                                                 Exhibit 10.11.1


                            TRUST AMENDMENT NUMBER 1

                                MCGRATH RENTCORP

                    EMPLOYEE STOCK OWNERSHIP TRUST AGREEMENT

     McGrath RentCorp, pursuant to and in accordance with the provisions of Paragraph L of the McGrath RentCorp Employee Stock Ownership Trust Agreement, does hereby amend said Trust Agreement, as follows:

The Trust Agreement is hereby amended by removing Union Bank as Trustee and adding Delight Saxton and Thomas J. Sauer as Trustees.

     This Amendment to said Trust Agreement shall be effective as of August 31, 2001.

                                        MCGRATH RENTCORP


Date:  July 31, 2001                    By /s/ DENNIS C. KAKURES
                                          ---------------------------
                                          Dennis C. Kakures, President

(SEAL)